UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

55 East Monroe Street, Suite 3600, Chicago, Illinois	60603

(Address of principal executive offices)	(Zip code)

Alan M. Meder	John R. Sagan
DTF Tax-Free Income Inc.	Mayer, Brown, Rowe & Maw LLP
55 East Monroe Street, Suite 3600	71 South Wacker Drive
Chicago, Illinois 60603	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 541-5555

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

LETTER TO

SHAREHOLDERS

December 8, 2006

Dear Shareholder:

The Municipal Market and Your Fund

Your Fund managers continue to emphasize high quality utility bonds within a well diversified portfolio. The Fund’s portfolio currently has an average quality rating of AA, with 93% of its issues rated AA or higher. Within the utility segment of the portfolio, the Fund is diversified among water/sewer utility, electric utility and pre-refunded utility issues. The Fund has continued its practice of owning bonds issued by the higher quality essential service utilities like water and sewer utility bonds. Additionally, the Fund is diversified geographically with exposure to 29 states plus Puerto Rico. As a result, the portfolio remains diversified in an effort to minimize exposure to any one municipal sector or geographic region.

Through the first ten months of 2006, the municipal bond market experienced similar themes to those that dominated the past few years. Specifically, the market experienced strong performance by the lower rated sectors and additional flattening of the municipal yield curve. However, one major change in the market during 2006 has been a decline in the amount of new municipal bond issuance. After heavy issuance of municipal bonds over the past few years, including a record amount of issuance in 2005, new issuance of municipal bonds in the first ten months of 2006 was 13% below the amount issued during the comparable period of 2005. Issuance of municipal bonds reached its highest level on record in 2005, with over $400 billion of municipal bonds brought to the market, as low interest rates created an attractive environment for municipalities to issue new bonds and to refinance older, higher cost bonds. In 2006, by contrast, interest rates increased through much of the first seven months of the year, causing new supply of municipal bonds to significantly slow during this period. Further, as municipalities have experienced steady improvements in their financial condition, their need to issue new bonds has declined as cash needs are being supported by general operations. The recent decline in the volume of municipal bond issuance has helped the relative performance of tax-exempt bonds when compared to taxable fixed income securities. As demand for municipal bonds has outstripped the supply available for investors, prices of intermediate to long-term municipal bonds have risen and yields on such bonds have moved lower since the start of the year, despite rising US Treasury bond yields over this same period.

Since June 2004, the municipal bond yield curve has flattened, due principally to 17 consecutive increases in the Federal Reserve’s federal funds rate. For example, between October 31, 2004 and October 31, 2006, the yield on one-year, AAA rated municipal bonds increased from 1.8% to 3.5% or 170 basis points, while the yield on 30-year, AAA rated municipal bonds actually declined by 50 basis points from 4.6% to 4.1%. This dramatic flattening in the municipal yield curve has led to increased market prices and has thereby generated greater returns for long-term municipal bonds when compared to short-term municipal bonds. While this flattening has put pressure on leveraged closed-end municipal bond funds due to higher borrowing costs, the Fund has benefited from the strong performance of longer maturity bonds. Most of the Fund’s purchases over the past year were concentrated in the longer maturity range. Additionally, the increase in shorter maturity bond yields has provided the Fund some flexibility to execute transactions without generating taxable capital gains for shareholders.

The Fund’s diversification by market sector is shown below:

Market Sectors
Water/Sewer Revenue	34%
Electric Utilities	16
Pre-Refunded Utilities	16
Gas Revenue	1
Industrial/ Pollution Control	1

Non-Utilities	32

General Economic Commentary

The Federal Reserve (the Fed) has increased the Federal Funds rate 17 times since June 2004, bringing the rate to 5.25%. The Fed paused from raising rates in August 2006, recognizing that the monetary accommodation that it had put in place from 2001 to 2004 had largely been removed. At its subsequent two meetings the Fed reaffirmed its earlier decision and kept its target rate at 5.25%. However, while the Fed has acknowledged that economic growth has moderated, due mostly to a cooling housing market, it remains concerned about the elevated level of core inflation. Higher levels of resource utilization, energy prices and commodity prices continue to put upward pressure on inflation. Therefore, at its most recent meeting in October, the Fed indicated that “the extent and timing of any additional firming that may be needed to address these risks would depend on the evolution of the outlook for both inflation and economic growth as implied by incoming information.”

Your Fund managers believe that the U.S. economy remains sound, as evidenced by moderate gross domestic product (GDP) growth, strong corporate profits, declining unemployment and steady consumer confidence. Over the past twelve months, the U.S. economy expanded at a rate of 3.0%. While this rate has slowed since June’s year-over-year increase of 3.5%, it still represents solid economic growth and slightly exceeds the average yearly growth rate since 1990. Corporate profitability continued to be strong during the first half of 2006, with U.S. companies reporting an 18.5% increase from the same six-month period in 2005. Consumer spending, which accounts for over two-thirds of the economy, expanded at an annual pace of 3.1% during the third quarter of 2006. The job market continues to be strong, with unemployment declining to 4.4% in October. This is the lowest unemployment rate in over five years. Consumer confidence has risen during the past 12 months as the economy has continued to expand and the labor market has improved. However, weakness in the housing market persists, with new home sales and prices under pressure over the past twelve months. If this challenging housing market persists into 2007, it could negatively impact consumer spending and confidence and ultimately could slow the U.S. economy.

Outlook

As we move forward into 2007, we anticipate that the U.S. economy will slowly moderate as the Fed’s reversal of its accommodative monetary policy takes hold. Factors that could influence the municipal bond market include additional Fed policy changes, the level of inflation, the health of the U.S. economy and its labor markets, potential tax law changes and the level of municipal bond issuance.

The flattening of the municipal yield curve caused by higher short-term interest rates and lower long-term rates has put earnings pressure on leveraged closed-end municipal bond funds, including the Fund. When the Board of Directors of the Fund reduced the amount of the Fund’s monthly dividend distribution in August 2005, management’s expectation was that there would be an opportunity to invest in long-term bonds at higher rates than are available in today’s market. In fact, the cost of leverage for the Fund has increased about 100 basis points since August 31, 2005, while the yield available on thirty-year municipal bonds has declined 8 basis points. If the cost of the Fund’s leverage were to stay constant or move higher without a corresponding rise in long-term municipal bond yields, the Fund would see its level of earnings decline further and experience pressure on the level of the common dividend distribution. In addition, your managers were able to purchase securities at significantly higher interest rates in the past than are available currently, and some of those higher income issues will mature or become callable over the coming months and years. Replacing those issues with equally attractive yields will be another earnings challenge if the current investment environment persists. Your Board takes all of the above factors into account when it reviews the appropriate level of the dividend distribution at each quarterly Board meeting, with the next meeting scheduled for mid-February 2007.

Fund Performance

The following table compares the DTF Fund’s total return, on an NAV and share price basis, to the Lehman Municipal Bond Index for one, three, five and ten year periods:

ANNUALIZED TOTAL RETURN
(10/31/06)[1]
	One Year	Three Years	Five Years	Ten Years

DTF Fund (NAV)[2]	5.7%	4.5%	5.5%	6.4%
DTF Fund (Share Price)[3]	7.3	4.7	6.7	5.9
Lehman Brothers Municipal Bond Index[4]	5.7	4.8	5.1	5.9

1 Past performance is not indicative of future results. Future performance may be lower or higher than the performance in historical periods.

2 Source: Administrator of the Fund. Total return of the Fund represents the change in net asset value from the beginning of the period through the period ending date of 10/31/06 and assumes the reinvestment of dividends and distributions.

3 Source: Administrator of the Fund. Shares of the Fund are traded on the New York Stock Exchange using the symbol DTF. Total return of the Fund represents the change in the DTF share price from the beginning of the period through the period ending date of 10/31/06 and assumes the reinvestment of dividends and distributions in the Fund’s dividend reinvestment plan.

4 Source: Lehman Brothers.

Based on the October 31, 2006 NYSE closing stock price of $15.01, the Fund’s $0.065 monthly dividend translates into a tax-free current yield of 5.2%, which is more than 60 basis points higher than the yield available on a taxable 10-year US Treasury bond as of October 31, 2006.

We continue to appreciate your interest in the DTF Tax-Free Income Fund and look forward to being of continued service in the future.

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	President & CEO

DTF TAX FREE INCOME INC.

Portfolio of Investments

October 31, 2006

Principal Amount (000)		Description (a)	Value (Note 1)
		LONG-TERM INVESTMENTS—144.3%
		Alabama—6.0%
		DCH Health Care Auth. Rev.
$1,000		5.125%, 6/1/36	$1,048,980
		Jefferson Cnty. Swr. Rev. Capital Impvt.
3,000	(b)	5.125%, 2/1/29, Ser. A, F.G.I.C. Prerefunded 2/1/09 @ $101	3,126,210
2,100	(b)	5.00%, 2/1/33, Ser. A, F.G.I.C. Prerefunded 2/1/09 @ $101	2,182,719
1,900	(b)	5.00%, 2/1/33, Ser. A, F.G.I.C. Prerefunded 2/1/09 @ $101	1,976,950

			8,334,859

		Alaska—0.4%
		Alaska St. Hsg. Fin. Corp. Rev.,
500		5.00%, 12/1/11, Ser. B-2	518,315

		Arizona—1.1%
		Chandler Ariz Indl. Dev. Auth. Rev.
1,500		4.375%, 12/1/35	1,523,220

		California—24.4%
		Foothill/Eastern Corr. Agency Toll Road Rev.,
5,640	(b)	6.00%, 1/1/34, Ser. A Prerefunded 1/1/07 @ $100	5,663,688
		Fresno Swr. Rev., Ser. A-1,
3,030		6.00%, 9/1/09, A.M.B.A.C.	3,235,010
2,000		6.25%, 9/1/14, A.M.B.A.C	2,307,000
		Los Angeles Wastewtr. Sys. Rev.,
2,000		5.00%, 6/1/26, Ser. A, M.B.I.A.	2,104,040
		Los Angeles Wtr. & Pwr. Rev.,
1,000		5.25%, 7/1/21, Ser. A-A-1, F.S.A.	1,061,860
1,000		5.375%, 7/1/21, Ser. A-A-2, M.B.I.A.	1,075,130
		Metro Wtr. Dist. Southern California Waterworks Rev.,
1,500		5.00%, 10/1/29, Ser. B-3, M.B.I.A.	1,588,350
		Pomona Sngl. Fam. Mtge. Rev.,
1,545	(b)	7.375%, 8/1/10, Ser. B, GNMA Collateral Escrowed to maturity	1,645,966
		Riverside Cnty. Sngl. Fam. Rev.,
2,500	(b)	7.80%, 5/1/21, Ser. A, GNMA Collateral Escrowed to maturity	3,473,325
		San Bernardino Cnty. Residential Mtge. Rev.,
7,840	(b)	9.60%, 9/1/15, Escrowed to maturity	11,249,146
		Saratoga Unified Sch. Dist., Gen. Oblig.
1,040		Zero Coupon, 9/1/20, Ser. A, F.G.I.C.	578,136

			33,981,651

Principal Amount (000)		Description (a)	Value (Note 1)
		Connecticut—3.3%
		Connecticut St. Health & Edl. Facs. Auth. Rev.,
$1,000		5.00%, 7/1/25, Ser. C, Radian	$1,053,840
		Mashantucket Western Pequot Tribe Spl. Rev., 144A,
3,500	(c)	5.75%, 9/1/18, Ser. B	3,602,305

			4,656,145

		District of Columbia—1.1%
		District of Columbia Wtr. & Swr. Auth. Rev.,
1,500		5.00%, 10/1/33, F.G.I.C.	1,566,750

		Florida—10.8%
		Brevard Cnty. Hlth. Fac. Auth. Rev.,
1,005		5.00%, 4/1/34	1,046,004
		Dade Cnty. Wtr. & Swr. Sys. Rev.,
3,000		5.25%, 10/1/26, F.G.I.C.	3,066,900
		Escambia Cnty. Hlth. Fac. Auth. Rev.,
1,170		5.125%, 10/1/19	1,195,997
		Florida Mun. Ln. Council Rev.,
2,210		5.375%, 8/1/20, Ser. B, M.B.I.A.	2,413,121
		Miami-Dade Cnty. Stormwater Util. Rev.,
2,000		5.00%, 4/1/27, M.B.I.A.	2,122,580
		St. Petersburg Public Util. Rev.,
5,000	(b)	5.00%, 10/1/28, Ser. A, F.S.A. Prerefunded 10/1/09 @ $101	5,247,000

			15,091,602

		Georgia—16.4%
		Atlanta Wtr. & Wastewtr. Rev., Ser. A,
2,385		5.00%, 11/1/29, F.G.I.C.	2,443,909
2,615	(b)	5.00%, 11/1/29, F.G.I.C. Prerefunded 5/1/09 @ $101	2,733,381
715		5.00%, 11/1/38, F.G.I.C.	731,295
785	(b)	5.00%, 11/1/38, F.G.I.C. Prerefunded 5/1/09 @ $101	820,537
		De Kalb Cnty. Wtr. & Swr. Rev.,
4,000	(b)	5.00%, 10/1/24 Prerefunded 10/1/09 @ $101	4,203,320
		Fulton Cnty. Sch. Dist., Gen. Oblig.
2,000		5.375%, 1/1/16	2,256,660
		Georgia Mun. Elec. Auth. Pwr. Rev., Ser. Y,
145	(b)	6.40%, 1/1/13, A.M.B.A.C. Escrowed to maturity	162,831
2,440		6.40%, 1/1/13, A.M.B.A.C.	2,734,923
30	(b)	6.40%, 1/1/13, A.M.B.A.C. Prerefunded 1/1/11 @ $100	33,324

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value (Note 1)
		Georgia Mun. Elec. Auth. Pwr. Rev.,
$5,500		6.50%, 1/1/20, Ser. X, A.M.B.A.C.	$6,700,265

			22,820,445

		Hawaii—1.5%
		Hawaii Dept. Budget & Fin. Rev.,
2,000		4.80%, 1/1/25, Ser. A, F.G.I.C.	2,047,920

		Idaho—0.8%
		Idaho Hsg. Agcy., Sngl. Fam. Mtge. Sr. Rev.,
670		6.65%, 7/1/14, Ser. B	686,328
423		6.60%, 7/1/27, Ser. B., F.H.A.	433,122

			1,119,450

		Illinois—3.9%
		Chicago Gen. Oblig.,
4,000		6.25%, 1/1/11, A.M.B.A.C.	4,316,960
		Chicago Park Dist., Gen. Oblig.,
1,000		5.00%, 1/1/27, Ser. A, A.M.B.A.C.	1,053,930

			5,370,890

		Indiana—5.7%
		Indiana Mun. Pwr. Agcy., Pwr. Supply Sys. Rev.,
5,000		6.00%, 1/1/13, Ser. B, M.B.I.A.	5,628,600
		Indianapolis Local Pub. Impvt. Bond Bank Waterworks Proj. Rev.,
2,100	(b)	5.25%, 7/1/33, Ser. A, M.B.I.A. Prerefunded 7/1/12 @ $100	2,276,085

			7,904,685

		Iowa—0.7%
		Des Moines Wtr. Rev.,
1,000		4.375%, 12/1/26, M.B.I.A.	1,003,010

		Kentucky—1.5%
		Louisville & Jefferson Cnty. Met. Swr. Dist., Swr. & Drain Sys. Rev.,
2,000		5.00%, 5/15/30, Ser. A, F.G.I.C.	2,051,360

		Massachusetts—6.1%
		Boston Wtr. & Swr. Comm. Rev.,
2,000		5.00%, 11/1/28, Ser. D, F.G.I.C.	2,060,440
		Massachusetts St. Dev. Finance Agency, Solid Waste Disp. Rev.
1,500		5.00%, 2/1/36	1,546,605
		Massachusetts St. Tpk. Auth., Metro. Highway Sys. Rev.,
2,355		5.125%, 1/1/23, Ser. B, M.B.I.A.	2,406,645
2,500		4.75%, 1/1/34, Ser. A, A.M.B.A.C.	2,524,725

			8,538,415

		Michigan—3.0%
		Detroit Wtr. Supply Sys. Rev., Ser. A,
2,000	(b)	5.50%, 7/1/24, F.G.I.C. Prerefunded 7/1/11 @ $100	2,165,360
2,000		5.00%, 7/1/30, F.G.I.C.	2,066,200

			4,231,560

Principal Amount (000)		Description (a)	Value (Note 1)
		Nebraska—4.0%
		Omaha Pub. Pwr. Dist., Elec. Rev., Ser. B,
$2,500	(b)	6.15%, 2/1/12 Escrowed to maturity	$2,711,950
2,500	(b)	6.20%, 2/1/17 Escrowed to maturity	2,915,300

			5,627,250

		Nevada—3.3%
		Las Vegas Valley Wtr. Dist., Gen. Oblig.,
1,400		5.00%, 6/1/25, Ser. B, M.B.I.A.	1,482,642
3,000		5.00%, 6/1/32, Ser. A, F.G.I.C.	3,127,560

			4,610,202

		New Jersey—3.2%
		New Jersey St. Gen. Oblig.,
2,000		5.25%, 7/1/17, Ser. H	2,239,220
		New Jersey Trans. Trust Fund Auth. Rev.,
2,000		5.25%, 12/15/22, Ser. A	2,266,740

			4,505,960

		New York—8.1%
		Long Island Pwr. Auth. Elec. Sys. Rev.,
4,000	(b)	5.25%, 12/1/26, Ser. A, M.B.I.A. Prerefunded 6/1/08 @ $101	4,145,280
800		5.00%, 12/1/35, Ser. B	842,936
		Metro. Trans. Auth. Rev.,
1,000		5.25%, 11/15/31, Ser. A, F.G.I.C.	1,072,550
		New York City Mun. Wtr. Fin. Auth., Wtr & Swr. Sys. Rev.,
5,000		5.00%, 6/15/29, Ser. B, F.S.A.	5,182,200

			11,242,966

		Ohio—3.5%
		Hamilton Elec. Sys. Rev.
1,000		4.60%, 10/15/20, Ser. A, F.S.A.	1,041,420
		Ohio St. Air Quality Dev. Auth. Rev.,
1,000		4.80%, 9/1/36, Ser. A, F.G.I.C.	1,017,440
		Ohio St. Wtr. Dev. Auth. Rev.,
2,445		5.50%, 6/1/20, Ser. B, F.S.A.	2,854,415

			4,913,275

		Pennsylvania—2.3%
		Delaware Cnty. Auth. Rev.,
2,000		5.00%, 6/1/21, Ser. A, Radian	2,112,760
		Pennsylvania Economic Dev. Fin. Auth. Res. Recov. Rev.,
1,000		4.625%, 12/1/18, Ser. F, A.M.B.A.C.	1,030,190

			3,142,950

		Puerto Rico—0.8%
		Puerto Rico Elec. Pwr. Auth. Rev.,
1,000		5.00%, 7/1/25, Ser. PP, F.G.I.C.	1,065,410

		South Carolina—1.2%
		Spartanburg Waterworks Rev.,
1,500		5.25%, 6/1/28, F.G.I.C.	1,616,475

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value (Note 1)
		Tennessee—1.2%
		Tennessee Energy Acquisition Corp. Rev.,
$1,500		5.25%, 9/1/20, Ser. A.	$1,678,980

		Texas—17.7%
		Alliance Airport Auth. Inc. Rev.,
1,000		4.85%, 4/1/21	1,014,540
		Bexar Met. Wtr. Dist. Waterworks Sys. Rev.,
2,500		5.00%, 5/1/25, M.B.I.A.	2,571,850
		Coastal Wtr. Auth. Contract Rev.,
4,000		5.00%, 12/15/25, F.S.A.	4,099,600
		El Paso Wtr. & Swr. Rev.,
1,555		5.50%, 3/1/12, Ser. A, F.S.A.	1,692,167
		Harris Cnty. Gen Oblig.,
1,650		7.00%, 8/15/10, Ser. A	1,841,218
		Harris Cnty. Toll Road Senior Lien Rev.
1,000		4.50%, 8/15/36, Ser. A, M.B.I.A.	995,060
		Houston Wtr. & Swr. Sys. Rev.,
1,500	(b)	5.25%, 12/1/23, Ser. B, F.G.I.C. Prerefunded 12/1/10 @ $100	1,590,825
3,500	(b)	5.00%, 12/1/28, Ser. A, F.S.A. Prerefunded 12/1/09 @ $100	3,639,615
		Lower Colorado River Auth. Rev.,
2,000		5.00%, 5/15/31, F.S.A.	2,062,120
		San Antonio Elec. & Gas Rev.,
4,000		5.00%, 2/1/18, Ser. A	4,138,240
		University North Texas Rev.,
1,000		4.50%, 4/15/25, F.G.I.C.	1,009,090

			24,654,325

		Virginia—4.0%
		Henrico Cnty. Wtr & Swr. Rev.,
3,985		5.00%, 5/1/28	4,149,302
		Virginia St. Hsg. Dev. Auth. Rev.,
1,500		4.55%, 1/1/24	1,491,780

			5,641,082

		Washington—4.0%
		Energy Northwest Wind Proj. Rev.,
500		4.75%, 7/1/21, M.B.I.A.	520,835
		King Cnty. Swr. Rev.,
2,500		5.00%, 1/1/31, F.G.I.C.	2,590,700
		Washington St. Pub. Pwr. Supply, Nuclear Proj. No. 2 Rev.,
2,400		6.00%, 7/1/07, Ser. A	2,438,112

			5,549,647

		West Virginia—1.1%
		Monongalia Cnty. Building Commission Hospital Rev.
1,500		5.00%, 7/1/30, Ser. A	1,540,230

		Wyoming—3.2%
		Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
4,000		5.75%, 10/1/20	4,489,120

		Total long-term investments (cost $182,800,633)	201,038,149

Shares	Description (a)	Value (Note 1)
	SHORT-TERM INVESTMENT—0.3%
397,239	Goldman Sachs Tax Exempt Money Market Fund (cost $397,239)	$397,239

	Total Investments—144.6% (cost $183,197,872)	201,435,388
	Other assets in excess of liabilities—2.1%	2,860,316
	Liquidation Value of Remarketed Preferred Stock—(46.7%)	(65,000,000)

	Net Assets Applicable to Common Stock—100.0%	$139,295,704

	Net asset value per share of common stock ($139,295,704/8,507,456)	$16.37

(a)	The following abbreviations are used in portfolio descriptions to indicate providers of credit support, in whole or in part:

A.M.B.A.C.—Ambac Assurance Corporation.

F.G.I.C.—Financial Guaranty Insurance Company.

F.H.A.—Federal Housing Authority.

F.S.A.—Financial Security Assurance Inc.

M.B.I.A.—MBIA Insurance Corporation.

Radian—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, government obligations, or other securities.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities amounted to a value of $3,602,305 or 2.6% of net assets applicable to common stock.

See Notes to Financial Statements.

Summary of State Diversification as a Percentage of Net Assets Applicable to Common Stock

As of October 31, 2006

State	%
California	24.4
Texas	17.7
Georgia	16.4
Florida	10.8
New York	8.1
Massachusetts	6.1
Alabama	6.0
Indiana	5.7
Nebraska	4.0
Virginia	4.0
Washington	4.0
Illinois	3.9
Ohio	3.5
Connecticut	3.3
Nevada	3.3
New Jersey	3.2
Wyoming	3.2
Michigan	3.0
Pennsylvania	2.3
Hawaii	1.5
Kentucky	1.5
South Carolina	1.2
Tennessee	1.2
Arizona	1.1
District of Columbia	1.1
West Virginia	1.1
Idaho	0.8
Puerto Rico	0.8
Iowa	0.7
Alaska	0.4
Short Term Investment	0.3

144.6
Other assets in excess of liabilities	2.1
Liquidation value of remarketed preferred stock	(46.7)

100.0%

Summary of Ratings as a Percentage of Long-Term Investments

As of October 31, 2006 (Unaudited)

Rating*	%
AAA	75.1
AA	17.1
A	4.1
BBB	3.7

100.0

*	Based on the lowest rating of Standard and Poor’s Ratings Services or Moody’s Investors Service, Inc.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Assets and Liabilities

October 31, 2006

Assets

Investments, at value (cost $183,197,872)	$201,435,388

Cash	21,231

Interest receivable	3,078,643

Other assets (Note 7)	271,769

Total assets	204,807,031

Liabilities

Deferred compensation payable (Note 7)	264,313

Investment advisory fee payable (Note 2)	86,353

Dividends payable to preferred shareholders	32,055

Administrative fee payable (Note 2)	17,625

Accrued expenses	110,981

Total liabilities	511,327

Remarketed preferred stock ($.01 par value; 1,300 shares issued and outstanding, liquidation preference $50,000 per share) (Note 6)	$65,000,000

Net Assets Applicable to Common Stock	$139,295,704

Capital

Common stock, $.01 par value; 599,998,700 shares authorized, 8,507,456 issued and outstanding (Note 5)	$85,075

Additional paid-in capital	120,440,442

Undistributed net investment income	592,720

Accumulated net realized loss on investment transactions	(60,049)

Net unrealized appreciation on investments	18,237,516

Net Assets Applicable to Common Stock	$139,295,704

Net assets applicable to common stock ($139,295,704/8,507,456 shares of common stock issued and outstanding)	$16.37

DTF TAX-FREE INCOME INC.

Statement of Operations

For the Year Ended October 31, 2006

Investment Income

Interest income	$10,089,822

Expenses

Investment advisory fees (Note 2)	1,015,121

Directors’ fees and expenses	224,906

Administrative fees (Note 2)	207,037

Remarketing fees	179,757

Professional fees	163,354

Custodian fees and expenses	50,270

Reports to shareholders	50,070

Transfer agent fees and expenses	40,181

Registration fees	23,750

Other	20,759

Total expenses	1,975,205

Net investment income	8,114,617

Realized and Unrealized Gain/(Loss) on Investments

Net realized loss on investment transactions	(36,979)

Net change in unrealized appreciation/depreciation on investments	1,186,762

Net realized and unrealized loss on investments	1,149,783

Dividends and Distributions on Remarketed Preferred Stock From:

Net investment income	(2,170,074)

Net Increase in Net Assets Resulting from Operations	$7,094,326

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statements of Changes

In Net Assets

	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005

Operations

Net investment income	$8,114,617	$7,979,575

Net realized loss on investment transactions	(36,979)	(27,470)

Net change in unrealized appreciation on investments	1,186,762	(5,258,418)

Dividends and distributions on remarketed preferred stock from:

Net investment income	(2,170,074)	(1,376,460)

Net realized gains	—	(82,927)

Net increase in net assets resulting from operations	7,094,326	1,234,300

Dividends and distributions on common stock from:

Net investment income	(6,635,816)	(7,256,860)

Net realized gains	—	(935,820)

Total dividends and distributions on common stock	(6,635,816)	(8,192,680)

Total increase/(decrease) in net assets	458,510	(6,958,380)

Net Assets Applicable to Common Stock

Beginning of year	138,837,194	145,795,574

End of year(a)	$139,295,704	$138,837,194

(a) Includes undistributed net investment income of	$592,720	$1,283,993

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Financial Highlights

	For the Year Ended October 31,
PER SHARE OPERATING PERFORMANCE	2006	2005	2004	2003	2002
Net asset value, beginning of year	$16.32	$17.14	$17.02	$16.97	$16.70

Net investment income(1)	0.95	0.94	1.00	1.04	1.07
Net realized and unrealized gain/(loss) on investment transactions	0.14	(0.63)	0.16	0.05	0.15
Dividends and distributions on remarketed preferred stock from:
Net investment income	(0.26)	(0.16)	(0.08)	(0.08)	(0.11)
Net realized gains	—	(0.01)	—	—	—

Net increase from investment operations	0.83	0.14	1.08	1.01	1.11

Dividends and distributions on common stock from:
Net investment income	(0.78)	(0.85)	(0.96)	(0.96)	(0.84)
Net realized gains	—	(0.11)	—	—	—

Total dividends and distributions on common stock	(0.78)	(0.96)	(0.96)	(0.96)	(0.84)

Net asset value, end of year	$16.37	$16.32	$17.14	$17.02	$16.97

Per share market value, end of year	$15.01	$14.74	$16.15	$15.52	$15.00

TOTAL INVESTMENT RETURN ON COMMON STOCK(2)	7.30%	(3.25)%	10.60%	10.22%	9.71%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:(3)
Operating expenses	1.43%	1.40%	1.42%	1.39%	1.37%
Net investment income	5.88%	5.58%	5.86%	6.04%	6.44%
SUPPLEMENTAL DATA
Portfolio turnover rate	7%	11%	11%	6%	15%
Net assets applicable to common stock, end of year (000)	$139,296	$138,837	$145,796	$144,819	$144,351
Asset coverage per share of preferred stock, end of the year	$157,151	$156,798	$162,150	$161,399	$161,039
Preferred stock outstanding (000)	$65,000	$65,000	$65,000	$65,000	$65,000

(1)	Based on average number of shares of common stock outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.
(3)	Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets applicable to common stock. Ratios do not reflect the effect of dividends and distributions on remarketed preferred stock.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Notes to Financial Statements

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 65% of its total assets) in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.

Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates market value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income tax or excise tax is required.

Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s preferred stock are accrued and paid on a weekly basis and are determined as described in Note 6.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Recent Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”) entitled “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109”. FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during the fiscal year ending October 31, 2008. The impact on the Fund’s financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund will adopt SFAS 157 during the fiscal year ending October 31, 2009. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Phoenix Investment Partners, Ltd. (“Phoenix” or “PXP”), and an Administration Agreement with Princeton Administrators, LLC (“Princeton”).

The investment advisory fee is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fee paid to Princeton is computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

Pursuant to the Advisory Agreement, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. Pursuant to the Administration Agreement, Princeton provides administration services that include oversight of the Fund’s books and records and preparation of financial statements and other regulatory filings. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2006 aggregated $16,091,789 and $13,038,754, respectively.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$182,692,709	$18,751,891	$9,212	$18,742,679

Note 4. Distributions to Shareholders	The tax character of distributions paid during the fiscal years ended October 31, 2006 and 2005 was as follows:

	10/31/2006	10/31/2005
Distributions paid from:
Tax-exempt income	$8,805,890	$8,327,588
Ordinary income	—	305,732
Capital gains	—	1,018,747

Total distributions	$8,805,890	$9,652,067

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income—net	$286,515
Undistributed long-term capital gains—net	—

Total undistributed earnings	286,515
Capital loss carryforward	(60,049	)*
Unrealized gains/(losses)—net	18,543,721	**

Total accumulated earnings	$18,770,187

*	On October 31, 2006 the Fund had a net capital loss carryforward of $60,049, of which $23,070 expires in 2013 and $36,979 expires in 2014.
**	The difference between book-basis and tax-basis unrealized gains/(losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the tax treatments of deferred expenses.

Note 5. Capital	There are 600 million shares of $0.01 par value stock authorized.

For the years ended October 31, 2006 and October 31, 2005, the Fund did not issue any shares of common stock in connection with the reinvestment of dividends.

Note 6. Remarketed Preferred Stock

The Fund’s Charter authorizes the issuance of Remarketed Preferred Stock (“RP”). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 2.72% to 4.00% during the year ended October 31, 2006.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 7. Deferred Compensation Program

Effective on January 1, 2000, the Fund established a deferred compensation program for its independent directors. Any director who was not an “interested person” of the Fund and who elected to participate in the program (a “participating director”) was eligible to defer receipt of all or a portion of his or her compensation from the Fund. Any amounts deferred by a participating director were credited to a deferred compensation ledger account (a “deferral account”) established for such director. From January 1, 2000 through December 31, 2004, the deferred compensation program was administered by the Fund’s transfer agent on behalf of the Fund, and all amounts credited to each participating director’s deferral account were deemed to be invested in common stock of the Fund. Participating directors do not have an ownership interest in those shares. Contributions to the deferral account and increases in value of the measuring shares caused the account balance to increase accordingly, while withdrawals from the deferral account and decreases in value of the measuring shares caused the account balance to decrease accordingly. When a participating director retires, the director may elect to receive payments under the plan in a lump sum or in equal installments over a period of up to ten years. If a participating director dies, any amount payable under the plan will be paid to the director’s beneficiaries. Effective on January 1, 2005, administration of new contributions under the deferred compensation program was transferred to Fidelity Investments, which administers similar programs for other investment companies advised by affiliates of Phoenix. The Fidelity Investments program gave participating directors the ability to allocate amounts in their deferral accounts among various investment options, one of which was common stock of the Fund. Although the acceptance of new contributions under the Fund’s deferred compensation program is being discontinued, effective on December 31, 2006, the obligation to make payouts to directors with respect to compensation deferred between January 1, 2000 and December 31, 2006 remains a general obligation of the Fund. For this reason, the Fund’s Statement of Assets and Liabilities at October 31, 2006 includes “Deferred compensation payable” in the amount of $264,313, and the $264,313 in deferred compensation investments that support that obligation are included in “Other assets.”

Note 8. Subsequent Events

Subsequent to October 31, 2006, dividends declared and paid on preferred stock totalled $268,255 through December 7, 2006. On November 1, 2006, the Board of Directors of the Fund declared a dividend of $0.065 per share of common stock payable on November 30, 2006, to common shareholders of record on November 15, 2006. On November 9, 2006, the Board of Directors approved a dividend of $0.065 per share of common stock to be declared on December 1, 2006 payable on December 29, 2006 to common shareholders of record on December 15, 2006.

Note 9. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

DTF Tax-Free Income Inc.:

We have audited the accompanying statement of assets and liabilities of DTF Tax-Free Income Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DTF Tax-Free Income Inc. at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 8, 2006

IMPORTANT TAX INFORMATION (Unaudited)

During the fiscal year ended October 31, 2006, all of the net investment income distributions paid by the Fund to shareholders qualify as tax-exempt interest dividends for Federal income tax purposes.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on May 11, 2006. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
1. To elect five directors to serve until the Annual Meeting in the year indicated below or until their successors are duly elected and qualified:
E. Virgil Conway (2007)*	1,119	136
Harry Dalzell-Payne (2007)	6,670,234	249,357
Nancy Lampton (2009)*	1,119	136
Carl F. Pollard (2009)	6,708,776	210,815
David J. Vitale (2009)	6,718,437	201,154

*	Elected by the holders of the Fund’s preferred stock voting as a separate class.

Directors whose term of office continued beyond this meeting are as follows: Francis E. Jeffries, Philip R. McLoughlin, Geraldine M. McNamara and Eileen A. Moran.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in shares of common stock of the Fund (“Fund Shares”) pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at; 6201 15th Avenue, Brooklyn, New York, 11219 or call toll free (800) 937-5449.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund’s common stock is listed or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

The Plan has been amended to permit Plan participants periodically to purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. This amendment to the Plan was approved by the Board on May 27, 1998 and was effective September 1, 1998. Thereafter, purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

ADDITIONAL INFORMATION (Unaudited)

Since November 1, 2005: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the address provided in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

PROXY VOTING POLICY AND PROCEDURES (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free (800) 243-4361 ext. 5992 and on the Securities Exchange Commission’s (SEC) website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Form N-Q is also available, without charge, upon request, by calling toll free (800) 243-4361 ext. 5992.

ANNUAL CERTIFICATIONS (Unaudited)

In June 2006, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

PRIVACY PRINCIPLES OF THE FUND (Unaudited)

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser, the Fund’s administrator and their respective affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

DIRECTORS OF THE FUND (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by Phoenix Investment Partners, Ltd. (“PXP”) or its affiliates.

Independent Directors
Name, Address and Age	Positions Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
E. Virgil Conway(1) c/o Duff & Phelps Investment Management Co. 55 East Monroe St. Suite 3600 Chicago, IL 60603 Age 77	Director	Term expires in 2007; Director since 1995	Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001; Vice Chairman, The Academy of Political Science since 1985; Chairman, Metropolitan Transportation Authority, 1995-2001; Chairman, Financial Accounting Standards Advisory Council, 1992-1995; Chairman, Harlem Youth Development Foundation, 1987-2002; Chairman, New York Housing Partnership Development Corp. 1981-2003; Director, Realty Foundation of New York since 1972; Honorary Director, Josiah Macy, Jr. Foundation; Trustee Emeritus, Pace University; Trustee Emeritus, Colgate University	53	Director, Urstadt Biddle Properties Inc. (real estate investment trust); Trustee, Consolidated Edison Company of New York, Inc., 1970-2002; Director, Consolidated Edison, Inc., 1997-2002; Director, Union Pacific Corporation, 1978-2002; Chairman and Director, Trism, Inc. (transportation company); Trustee, Atlantic Mutual Insurance Company, 1974-2002; Director, Centennial Insurance Company, 1974-2002; Director, Accuhealth, Inc. (home injection firm) 1994-2002

Harry Dalzell-Payne c/o Duff & Phelps Investment Management Co. 55 East Monroe St. Suite 3600 Chicago, IL 60603 Age 77	Director	Term expires in 2007; Director since 1996	Currently retired. Formerly a Major General of the British Army.	53

Francis E. Jeffries c/o Duff & Phelps Investment Management Co. 55 East Monroe St. Suite 3600 Chicago, IL 60603 Age 76	Director and Chairman of the Board	Term expires in 2008; Director since 1991	Chairman of the Board of DTF since September 1991 and DUC since November 1992 (President of DTF and DUC, January 2000-February 2004); Chairman of the Board of DNP Select Income Fund Inc. (“DNP”) since May 2005 (Vice Chairman, April 2004-May 2005); Chairman of the Board of PXP, November 1995-May 1997; Chairman and Chief Executive Officer, Duff & Phelps Corporation, June 1993-November 1995 (President and Chief Executive Officer, January 1992-June 1993); Chairman of the Board of Duff & Phelps Investment Management Co. 1988-1993	54	Director, DNP since 1986

Nancy Lampton(1) c/o Duff & Phelps Investment Management Co. 55 East Monroe St. Suite 3600 Chicago, IL 60603 Age 64	Director	Term expires in 2009; Director since 2005	Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	3	Director, Constellation Energy Group, Inc. (public utility holding company); Advisory Board Member, Thorium Power, Inc. (designer of non-proliferative fuel for nuclear energy needs); Director, DNP since 1994; Vice Chairman of DNP Board since February 2006

Name, Address and Age	Positions Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Geraldine M. McNamara c/o Duff & Phelps Investment Management Co. 55 East Monroe St. Suite 3600 Chicago, IL 60603 Age 55	Director	Term expires in 2008; Director since 2003	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982-July 2006	53

Eileen A. Moran c/o Duff & Phelps Investment Management Co. 55 East Monroe St. Suite 3600 Chicago, IL 60603 Age 52	Director	Term expires in 2008; Director since 1996	President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) since 1990	2

Carl F. Pollard c/o Duff & Phelps Investment Management Co. 55 East Monroe St. Suite 3600 Chicago, IL 60603 Age 68	Director	Term expires in 2009; Director since 2006	Owner, Hermitage Farm L.L.C. (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	3	Chairman of the Board and Director, Churchill Downs Incorporated; Director, DNP since 2002

David J. Vitale c/o Duff & Phelps Investment Management Co. 55 East Monroe St. Suite 3600 Chicago, IL 60603 Age 60	Director	Term expires in 2009; Director since 2005	Chief Administrative Officer, Chicago Public Schools since April 2003; Private investor November 2002-April 2003; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001-November 2002; Retired executive 1999-2001; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	3	Director, UAL Corporation (airline holding company), ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC, Ark Investment Corp. and Wheels, Inc. (automobile fleet management); Director, DNP since 2000

Interested Director
Name, Address and Age	Positions Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Philip R McLoughlin(2) c/o Duff & Phelps Investment Management Co. 55 East Monroe St. Suite 3600 Chicago, IL 60603 Age 60	Director	Term expires in 2007; Director since 1996	Retired investment management executive since 2004. Consultant to PXP, 2002-2004; Chief Executive Officer of PXP, 1995-2002 (Chairman 1997-2002, Director 1995-2002); Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. 2000-2002	75	Director, PXRE Group Ltd. (insurance holding company) and The World Trust Fund (closed-end fund)

(1) Elected to his or her position on the board by the holders of the Fund’s preferred stock, voting as a separate class.

(2) Mr. McLoughlin is an Interested Director by reason of his ownership of securities of The Phoenix Companies, Inc., the ultimate parent company of PXP. Mr. McLoughlin is not an employee of the Adviser or PXP.

MANAGEMENT OF THE FUND (Unaudited)

The officers serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or PXP and receive compensation in such capacities.

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Nathan I. Partain Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 50	President and Chief Executive Officer since February 2004	President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President 1997-2005); President, Chief Executive Officer and Chief Investment Officer of DNP Select Income Fund Inc. (“DNP”) since 2001 (Executive Vice President and Chief Investment Officer 1998-2001); President and Chief Executive Officer of Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) since February 2004; Director of Utility Research, Duff & Phelps Investment Research Co., 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993); Director, Otter Tail Corporation since 1993

T. Brooks Beittel Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 56	Secretary since 2005	Senior Vice President of the Adviser since 1993 (Vice President 1987-1993); Secretary and Senior Vice President of DNP since 1995 (Treasurer 1995-2002); Secretary of DUC since 2005

Timothy M. Heaney c/o Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 41	Chief Investment Officer since 2004 and Vice President since 1997 (Portfolio Manager 1997-2004)	Senior Vice President of the Adviser since 2004 (Vice President 1997-2004) Managing Director, Fixed Income (1997-present), Director, Fixed Income Research (1996-1997), Investment Analyst (1995-1996), Phoenix Investment Counsel, Inc.

Lisa H. Leonard c/o Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 43	Vice President since 2006	Vice President of the Adviser since 2006; Director, Fixed Income Research (1998-present), Director, Investment Operations (1994-1998), Fixed Income Trader (1987-1993), Phoenix Investment Counsel, Inc.

Alan M. Meder Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 47	Treasurer since 2000; Principal Financial Officer, Chief Financial Officer and Assistant Secretary since 2002	Senior Vice President of the Adviser since 1994; Treasurer of DUC since 2000; Principal Financial Officer, Chief Financial Officer and Assistant Secretary of DUC since 2002

Joyce B. Riegel Duff & Phelps Investment Management Co. 55 East Monroe Street, Suite 3600 Chicago, IL 60603 Age: 52	Chief Compliance Officer since 2003	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Compliance Officer 2002-2004); Chief Compliance Officer of DUC since 2003 and Chief Compliance Officer of DNP since 2004; Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002; Vice President and Compliance Officer, Stein Roe & Farnham Incorporated 1996-2000

Directors

Francis E. Jeffries, Chairman

E. Virgil Conway

Nancy Lampton

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Harry Dalzell-Payne

Carl F. Pollard

David J. Vitale

Officers

Nathan I. Partain, President & Chief Executive Officer

T. Brooks Beittel, Secretary

Timothy M. Heaney, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

Alan M. Meder, Treasurer & Principal Financial and Accounting Officer and Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

55 East Monroe Street

Suite 3600

Chicago, IL 60603

Call toll-free (800) 243-4361 ext. 5992

(860) 403-5992

www.phoenixinvestments.com

Administrator

Princeton Administrators, LLC

P.O. Box 9095

Princeton, NJ 08543-9095

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll free (800) 937-5449

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer, Brown, Rowe & Maw LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

23334J107

23334J206DTFS

DTF Tax-Free

Income Inc.

Annual Report

October 31, 2006

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant’s principal financial officer also performs the functions of principal accounting officer. A copy of the registrant’s Code of Ethics is available without charge, upon request, by calling the registrant collect at (312) 541-5555.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that E. Virgil Conway is an audit committee financial expert and that he is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant (the “Independent Auditor”).

	Fiscal year ended October 31, 2006	Fiscal year ended October 31, 2005
Audit Fees (1)	$42,000	$39,500
Audit-Related Fees (2)(6)	3,000	2,800
Tax Fees (3)(6)	4,300	4,000
All Other Fees (4)(6)	0	0
Aggregate Non-Audit Fees (5)(6)	7,300	6,800

(1)	Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.” In both years shown in the table, such services consisted of the performance of periodic agreed-upon procedures relating to the registrant’s preferred stock.
(3)	Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.
(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)	Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.
(6)	No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Exchange Act and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”), has adopted a Joint Audit Committee Pre-Approval Policy (set forth below) to govern the provision by the Independent Auditor of the following services (collectively, “Covered Services”): (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

JOINT AUDIT COMMITTEE PRE-APPROVAL POLICY

OF

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Principles

The Audit Committee of the Board of Directors of each of DTF Tax-Free Income Fund Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. (each a “Fund” and, collectively, the “Funds,”)1 is required to pre-approve all Covered Services (as defined in the Joint Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors’ independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Joint Audit Committee Charter) is pre-approved in accordance with the terms of this Joint Audit Committee Pre-Approval Policy (the “Policy”), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

The appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its regular 1st Quarter meeting of each calendar year, the Audit Committee will review and re-approve this Policy and the appendices attached hereto, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the “Chairman”). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to

[1]	This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the appendices hereto. Any proposed Covered Services exceeding these fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in Appendix A must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Joint Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in Appendix B must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in Appendix C must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in Appendix D must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) will be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

Appendix A

Pre-Approved Audit Services for the Fiscal Year Ended October 31, 2006

Service	Range of Fees
Statutory audits or financial audits for subsidiaries, if any; services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters; attestation reports required by Section 404 of the Sarbanes-Oxley Act of 2002; Form N-SAR internal control letters and SAS 100 reviews	$42,000

Appendix B

Pre-Approved Non-Audit Services for the Fiscal Year Ended October 31, 2006

Service	Range of Fees
Attest services not required by statute or regulation (including the provision of certificates to the rating agencies regarding the asset coverage of any preferred shares or commercial paper issued by a Fund	$3,000

Appendix C

Pre-Approved Tax Services for the Fiscal Year Ended October 31, 2006

Service	Range of Fees
U.S. federal, state, local and other tax planning, advice, compliance and return preparation	$4,300
Misc. tax planning and advice (e.g. tax treatment for individual security holdings)	$0

Appendix D

Pre-Approved All Other Services for the Fiscal Year Ended October 31, 2006

Service	Range of Fees
None	$0

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the Audit Committee are E. Virgil Conway, Harry Dalzell-Payne, Nancy Lampton, Geraldine M. McNamara, Eileen A. Moran, Carl F. Pollard and David J. Vitale.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Although the registrant does not typically hold voting securities, the registrant’s board of directors, jointly with the board of directors of DUC, has adopted the following statement of policy with respect to proxy voting.

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF POLICY WITH RESPECT TO PROXY VOTING

I.	Definitions. As used in this Statement of Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co. (“DPIM”).

B.	“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

C.	“Delegate” refers to the Adviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser to vote proxies on behalf of such delegated entity.

D.	“Fund” refers to each of (i) Duff & Phelps Utility and Corporate Bond Trust Inc. and (ii) DTF Tax-Free Income Inc.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose voting securities are held within the investment portfolio(s) as of the date a proxy is solicited.

G.	“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General Policy. It is the intention of the Fund to exercise voting stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with this Statement of Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.	In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.	In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.	A Delegate shall generally vote against shareholder social matters proposals.

IV.	Delegation.

A.	In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser will be responsible for voting proxies for all Portfolio Holdings in accordance with this Statement of Policy, or for delegating such responsibility as described below.

B.	The Adviser or “Delegate” with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Statement of Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

V.	Conflicts of Interest.

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of the each proposing Delegate.

C.	Each Adviser shall promptly notify the President of the Fund once any actual or potential conflict of interest exists and their recommendations for protecting the best interests of Fund’s shareholders. No Adviser shall waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

D.	In the event that a determination, authorization or waiver under this Statement of Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Statement of Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI.	Miscellaneous.

A.	A copy of the current Statement of Policy with Respect to Proxy Voting and the voting records for the Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.	Adviser shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Statement of Policy at such times and in such format or medium as the Fund shall reasonably request. Adviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Investment Advisers Act of 1940. Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended.

C.	Adviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

D.	This Statement of Policy shall be presented to the Board of Trustees annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In this item, the term “Fund” refers to the registrant, DTF Tax-Free Income Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective roles, as of January 5, 2007, are as follows:

Timothy M. Heaney has been Chief Investment Officer of the Fund since 2004 and Vice President since 1997 (Portfolio Manager 1997-2004). He has been a Senior Vice President of the Adviser since 2004 (Vice President 1997-2004). He has also been a Managing Director in the Fixed Income unit of the Adviser’s affiliate, Phoenix Investment Counsel, Inc. (“PIC”), since 1997 (Director, Fixed Income Research 1996-1997, Investment Analyst 1995-1996). Mr. Heaney is the head of the municipal bond product area for the Adviser and PIC.

Lisa H. Leonard has been Vice President of the Fund and the Adviser since 2006. She has been Director, Fixed Income Research of PIC since 1998 (Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1993). Ms. Leonard assists Mr. Heaney in the management of the Fund’s portfolio in her capacity as a portfolio manager in the municipal bond product area for the Adviser and PIC.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31, 2006 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Phoenix Investment Partners, Ltd. (“PXP”), the Adviser’s parent company. As of October 31, 2006, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Timothy M. Heaney	1	$76.1	N/A	N/A	10	$1,458.2
Lisa H. Leonard	1	$76.1	N/A	N/A	10	$1,458.2

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.
(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of October 31, 2006, of the Fund’s portfolio managers. The Fund’s portfolio managers receive a competitive base salary, an incentive bonus opportunity and a benefits package.

Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual’s experience and responsibilities. The management of PXP uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

The incentive bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component. For both portfolio managers, the performance component is further adjusted to reward them for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two components: (i) 70% of the incentive bonus is based on investment performance, which is measured (A) with respect to the funds managed by each portfolio manager, by the achievement of investment area goals and the individual performance of the funds over one-, three- and five-year periods in comparison to the appropriate Lipper peer groups and (B) with respect to the institutional accounts managed by each portfolio manager, by the achievement of investment area goals and the individual performance of the institutional assets over one-, three- and five-year periods in comparison to the appropriate Lehman benchmarks, and (ii) 30% of the incentive bonus is based on the profitability of the investment management division of PXP with which the portfolio manager is associated.

Finally, portfolio managers may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the PNX board of directors. To date no portfolio manager of the Fund has received awards under the PNX restricted stock units long-term incentive plan.

Highly compensated individuals are eligible to participate in a long-term incentive plan to defer their compensation and realize tax benefits. Compensation under the long-term incentive plan is payable in restricted stock units of PNX, which vest over three years.

Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2006, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Timothy M. Heaney	None
Lisa H. Leonard	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 18, 2006) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the most recent fiscal quarter of the fiscal year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer and Principal Financial Officer

Date	January 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer

Date	January 5, 2007

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer and Principal Financial Officer

Date	January 5, 2007